                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                           the Securities Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

   LANDMARK TAX FREE INCOME FUNDS--LANDMARK NATIONAL TAX FREE INCOME FUND AND
                     LANDMARK NEW YORK TAX FREE INCOME FUND
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              LEA ANNE COPENHEFER
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     1.  Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     2.  Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     4.  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     5.  Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:
         -----------------------------------------------------------------------
     2.  Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     3.  Filing Party:
         -----------------------------------------------------------------------
     4.  Date Filed:
         -----------------------------------------------------------------------

                     LANDMARK NATIONAL TAX FREE INCOME FUND
                     LANDMARK NEW YORK TAX FREE INCOME FUND


                               6 St. James Avenue
                          Boston, Massachusetts 02116


                               September 3, 1997


Dear Shareholder:


  The accompanying materials relate to a Special Meeting of Shareholders of Landmark National Tax Free Income Fund and Landmark New York Tax Free Income Fund. The Meeting will be held on Friday, October 17, 1997 at 3:00 p.m. Eastern Time.


  YOUR PARTICIPATION AT THIS MEETING IS VERY IMPORTANT IN ORDER TO ACCOMPLISH PROPOSALS WHICH YOUR BOARD OF TRUSTEES HAS DETERMINED ARE FAIR AND REASONABLE AND IN YOUR BEST INTERESTS.

  If you cannot attend the Meeting, you may participate by proxy. As a shareholder, you cast one vote for each share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card. If the Funds do not receive your proxy card, our proxy solicitor, Shareholder Communications Corporation ("SCC"), may contact you to help you decide how to cast your vote.

  VOTING TAKES ONLY A FEW MINUTES. EACH SHAREHOLDER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED.

  At the meeting, you will be asked to vote on proposals that would give the Funds increased flexibility to invest in other investment companies. This would allow the Funds to take advantage in the future of recent changes in federal law without the expense of an additional shareholder meeting. You also will be asked to vote on several other matters which relate, in large part, to conforming the service arrangements and investment policies for the Funds to other open-end funds managed by Citibank, N.A., and on the election of Trustees. All of these proposals are described in the accompanying Notice and Proxy Statement.

  After you have voted on the proposals, please be sure to SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If you have any questions regarding the items to be voted on, or need assistance in completing your proxy please contact SCC at 1-800-733-8481 ext. 492.

  We appreciate your participation in this important meeting. Thank you.

                                Sincerely,

                                /s/ Philip W. Coolidge

                                Philip W. Coolidge
                                President

                     LANDMARK NATIONAL TAX FREE INCOME FUND
                     LANDMARK NEW YORK TAX FREE INCOME FUND



                               6 St. James Avenue
                          Boston, Massachusetts 02116
                           Telephone: (617) 423-1679


                           NOTICE OF SPECIAL MEETING
                                OF SHAREHOLDERS

                          To be held October 17, 1997


  A Special Meeting of Shareholders of Landmark National Tax Free Income Fund and Landmark New York Tax Free Income Fund will be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, October 17, 1997 at 3:00 p.m., Eastern Time, for the following purposes:


  ITEM 1. To elect Mark T. Finn, Diana R. Harrington, Susan B. Kerley and C. Oscar Morong, Jr. as Trustees of the Funds.

  ITEM 2. To vote on an amendment to the Funds' Declaration of Trust to allow the assets of each Fund to be invested in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, the rules and regulations thereunder, and exemptive orders granted under such Act (the "1940 Act").

  ITEM 3. To vote on an amendment to the fundamental investment policies of each Fund to allow the assets of that Fund to be invested in one or more investment companies to the extent not prohibited by the 1940 Act.

  ITEM 4. To vote on an amendment to the fundamental investment policies of each Fund concerning that Fund's ability to pledge its assets to support borrowings, purchase securities on margin, purchase and sell put and call options, make loans to other persons, make short sales of securities, buy or sell futures contracts and options on futures, and, in the case of Landmark New York Tax Free Income Fund, invest in restricted and certain other securities.

  ITEM 5. To vote on a Management Agreement for each Fund with Citibank, N.A.


  ITEM 6. To vote on a Service Plan for each Fund.

  ITEM 7. To vote on the selection of Deloitte & Touche LLP as the independent certified public accountants for each Fund.

  ITEM 8. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE FUNDS RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF ITEMS 1 THROUGH 7.

  Only shareholders of record on August 18, 1997 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.

                                Linda T. Gibson, Secretary


September 3, 1997


  YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                     LANDMARK NATIONAL TAX FREE INCOME FUND
                     LANDMARK NEW YORK TAX FREE INCOME FUND



                               6 St. James Avenue
                          Boston, Massachusetts 02116
                           Telephone: (617) 423-1679


                                PROXY STATEMENT


  This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of Landmark National Tax Free Income Fund and Landmark New York Tax Free Income Fund for use at a Special Meeting of Shareholders of these Funds, or any adjournment thereof, to be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, October 17, 1997 at 3:00 p.m., Eastern Time. The Meeting is being held to vote on matters which will give the Funds flexibility to invest in other investment companies and certain other matters, as described below and in the accompanying President's Letter and Notice of Special Meeting.



  The close of business on August 18, 1997 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting. 168,120.179 shares of Landmark National Tax Free Income Fund and 6,828,719.079 shares of Landmark New York Tax Free Income Fund, without par value, were outstanding as of the close of business on the Record Date. Shareholders of record at the close of business on the Record Date will be entitled to one vote for each share held.



  The Funds' Annual Report for the fiscal year ended December 31, 1996, including audited financial statements, has previously been sent to shareholders and is available without charge, by written request or by calling Shareholder Communications Corporation at (800) 733-8481 ext. 492.



  This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being mailed by the Board of Trustees on or about September 5, 1997.


  The Funds currently operate on a stand-alone basis; that is, each Fund invests directly in investment securities. Landmark National Tax Free Income Fund has the ability to convert to a two-tier, master/feeder structure whereby the Fund would invest all of its investable assets in a single investment company. Landmark New York Tax Free Income Fund does not have the ability to use the master/feeder structure. As described below, the Funds are seeking the flexibility to invest in more than one investment company, consistent with their investment objectives. This change has been made possible by a recent amendment of federal law. Although the Funds currently have no plans to change their investment structure, the Board believes this flexibility will permit the Funds to take advantage in the future of these and any further changes in federal law on investment in other investment companies without the expense of an additional shareholder meeting. Shareholders are being asked to vote on certain changes to the Funds' investment restrictions and governing documents, as well as certain other matters, to permit this change.

  Shareholders are also being asked to approve a Service Plan pursuant to Rule 12b-1 under the federal Investment Company Act of 1940 (the "1940 Act"), to authorize certain other amendments to the Funds' investment restrictions, to elect Trustees of the Funds and to approve the selection of the Funds' accountants.

                   MANNER OF VOTING PROXIES AND VOTE REQUIRED

  If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. Shareholders of each Fund will vote separately with respect to each Item other than Item 1 and Item 7, where shareholders of the Funds will vote together as a single class. IF NO INSTRUCTIONS ARE SPECIFIED, ALL SHARES OF EACH FUND WILL BE VOTED FOR EACH OF PROPOSED ITEMS 1 THROUGH 7. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Funds.

  If sufficient votes to approve the proposed Items 1 through 7 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all shares that they are entitled to vote with respect to Items 1 through 7 FOR the proposed adjournment, unless directed to disapprove the Item, in which case such shares will be voted against the proposed adjournment.

  With respect to each Fund, the presence in person or by proxy of the holders of a majority of the outstanding shares of that Fund entitled to vote is required to constitute a quorum at the Meeting for purposes of voting on Items 1 through 7. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of Items 1 through 7.

                               GENERAL BACKGROUND

  The Funds are open-end management investment companies, or mutual funds. The National Fund invests primarily (I.E., at least 80% of its assets under normal circumstances) in debt securities consisting of obligations issued by state and municipal governments and by other qualifying issuers (called Municipal Obligations) that pay interest that is exempt from federal income taxes, including the federal alternative minimum tax. The New York Fund invests primarily (I.E., at least 80% of its assets under normal circumstances) in Municipal Obligations that pay interest that is exempt from federal, New York State and New York City personal income taxes, including the federal alternative minimum tax. Each Fund is non-diversified, which means that it is not subject to any statutory restrictions under the 1940 Act limiting the investment of its assets in one or relatively few issuers (although certain diversification requirements are imposed by the Internal Revenue Code).

  The Funds currently operate on a stand-alone basis; that is, each Fund invests directly in investment securities. The National Fund has the ability under its investment restrictions and governing documents to convert to a two-tier, master/feeder structure. In the master/feeder structure, the Fund would invest all of its investable assets in a single investment company with the same investment objective and policies as the Fund. This underlying investment company would buy, hold and sell securities in accordance with its objective and policies. The New York Fund does not have the ability under its investment restrictions or its governing documents to use the master/feeder structure.

  Until recently, mutual funds could not invest their assets in more than one other registered investment company without obtaining exemptive relief from the Securities and Exchange Commission (the "SEC"). Recent amendments to the 1940 Act now permit funds to invest their assets in multiple registered investment companies so long as the investment companies hold themselves out to investors as related companies for purposes of investment and investor services. It is possible that there could be additional amendments to the 1940 Act in the future which affect mutual funds' ability to invest in other funds.


  In order to take advantage of this change in law and any future changes in law on this topic, the Funds are proposing that their Declaration of Trust and their fundamental investment policies be amended to give them the flexibility to invest in multiple investment companies to the extent permitted by applicable law. ALTHOUGH THE FUNDS HAVE NO CURRENT PLAN TO CHANGE THEIR INVESTMENT STRUCTURE, the proposed changes, as shown below, will permit the Funds to change that structure in the future without the expense of an additional shareholder meeting.

DESCRIPTION OF CHART

Heading above chart: "Current Fund Structure:"

    Two large boxes, each box contains the name of one fund. The boxes contain the following names (from left to right): "Landmark National Tax Free Income Fund" and "Landmark New York Tax Free Income Fund".

    Currently, the Funds operate on a stand-alone basis; that is, it invests directly in investment securities.

Heading above chart: "Investment in Multiple Investment Companies:"

    Two large boxes. Each box contains the name of one fund. The boxes contain the following names (from left to right): "Landmark National Tax Free Income Fund" and "Landmark New York Tax Free Income Fund". Three small boxes are under each of the two large boxes. An arrow connects each large box with the three small boxes beneath it. Each of the small boxes contains the name "Investment Company".

    ALTHOUGH THE FUNDS HAVE NO CURRENT PLANS TO CHANGE THEIR INVESTMENT STRUCTURE, the proposed changes will permit the Funds to invest their assets in multiple investment companies to the extent permitted by applicable law.


  In addition, the Funds are proposing certain amendments to their fundamental investment policies. These amendments are intended for clarification and for conforming the policies to those of other Landmark Funds and other mutual funds advised by Citibank. In addition, certain of these amendments are intended to eliminate fundamental policies that the Funds consider to be unnecessary or unduly restrictive.

  The Funds currently receive investment advisory services pursuant to investment advisory agreements with Citibank. The Funds currently receive administrative services under administrative services agreements with their distributor. The distributor, in turn, subcontracts with Citibank so that Citibank actually provides administrative services to the Funds. The Funds are proposing to simplify these contractual arrangements. Each Fund will enter into a management agreement with Citibank. These agreements will permit them to obtain both investment advisory and administrative services directly from Citibank. These agreements also will enable the Funds to invest in multiple investment companies, if they choose to do so. The Funds' existing administrative services agreements will then be unnecessary, and will be terminated. THE AGGREGATE MANAGEMENT FEES PAYABLE BY SHAREHOLDERS OF

THE NATIONAL FUND UNDER ITS PROPOSED MANAGEMENT AGREEMENT WILL BE THE SAME AS THE AGGREGATE INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FEES CURRENTLY PAYABLE BY SHAREHOLDERS OF THIS FUND. THE AGGREGATE MANAGEMENT FEES PAYABLE BY SHAREHOLDERS OF THE NEW YORK FUND UNDER ITS PROPOSED MANAGEMENT AGREEMENT WILL BE HIGHER THAN THE AGGREGATE INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FEES CURRENTLY PAYABLE BY SHAREHOLDERS OF THIS FUND. AS NOTED BELOW, IF NEW SERVICE PLANS ARE ADOPTED, THE FUNDS' CONTRACTUAL TOTAL EXPENSE RATIOS ARE NOT EXPECTED TO INCREASE.

  The Funds also are proposing to replace their existing Rule 12b-1 Distribution Plans with Service Plans entered into pursuant to Rule 12b-1 under the 1940 Act. The Service Plans will permit payment of distribution and service fees which are lower than the maximum such fees currently permissible under the National Fund's existing Distribution Plan and higher than the maximum such fees currently permissible under the New York Fund's existing Distribution Plan. The Funds are proposing the Service Plans in order to simplify their existing distribution and shareholder servicing arrangements, and to conform them to those of other open-end funds managed by Citibank.

  IMPORTANTLY, THE FUNDS' CONTRACTUAL TOTAL EXPENSE RATIOS WILL NOT INCREASE AS A RESULT OF THE CHANGES DESCRIBED ABOVE. IN FACT, THE FUNDS' TOTAL EXPENSE RATIOS, COMPUTED BASED ON CONTRACTUAL FEE LEVELS WITHOUT VOLUNTARY WAIVERS, WILL DECREASE. IT IS EXPECTED THAT THE SAME PERSONNEL AT CITIBANK WHO CURRENTLY PROVIDE SERVICES TO THE FUNDS WILL CONTINUE TO DO SO AFTER GIVING EFFECT TO THESE CHANGES, AND THE NATURE, LEVEL AND QUALITY OF SERVICES TO THE FUNDS WILL NOT BE ADVERSELY AFFECTED.

  The following table summarizes current estimated annual operating expenses for each of the Funds, without any fee waivers or reimbursements. The following table also summarizes PRO FORMA estimated annual operating expenses for the Funds after giving effect to the proposals set forth in Items 5 and 6. The PRO FORMA expenses also do not reflect any fee waivers or reimbursements.

                                                   NATIONAL FUND                       NEW YORK FUND
                                          -------------------------------     -------------------------------
                                           CURRENT(4)         PRO FORMA        CURRENT(4)         PRO FORMA
                                          -------------     -------------     -------------     -------------
ANNUAL FUND OPERATING EXPENSES:
Management Fee..........................          0.40%             0.75%(1)          0.40%             0.75%(1)
12b-1 Fees (2)..........................          0.10%(3)          0.25%             0.20%(3)          0.25%
Other Expenses
  Administrative Services Fees..........          0.40%              None(1)          0.25%              None(1)
  Shareholder Servicing Agent Fees......          0.25%              None             0.25%              None
Other Operating Expenses................          7.08%             7.08%             0.22%             0.22%
Total Operating Expenses................          8.23%(3)          8.08%             1.32%             1.22%


- ----------------------------------

(1) A combined fee for investment advisory and administrative services.

(2) 12b-1 distribution fees are asset-based sales charges.


(3) 12b-1 fees assume a 0.05% charge for print or electronic media expenses, but for the National Fund do not reflect the 0.25% service fee currently permissible under the National Fund's existing Distribution Plan. If this service fee were included, 12b-1 fees and total operating expenses would be 0.35% and 8.48%, respectively, for the National Fund.



(4) After giving effect to fee waivers and reimbursements currently in effect, management fees, 12b-1 fees, administrative services fees, other operating expenses and total fund operating expenses for the National Fund would be 0.25%, 0.05%, 0.10%, 0.15% and 0.80%, respectively. After giving effect to fee waivers and reimbursements currently in effect, management fees, 12b-1 fees, administrative service fees and total fund operating expenses for the New York Fund would be 0.19%, 0.05%, 0.09% and 0.80%, respectively.


EXAMPLE: Based on the table above and without any fee waivers or reimbursements, a shareholder would pay the following expenses on a $1,000 investment in each Fund, assuming a 5% annual return, that all dividends are reinvested, and redemption at the end of each period indicated below:


                                            ONE YEAR     THREE YEARS    FIVE YEARS     TEN YEARS
                                           -----------  -------------  -------------  -----------
NATIONAL FUND (1)
Current (2)..............................   $     118     $     266      $     404     $     714
Pro Forma................................   $     116     $     262      $     399     $     706
NEW YORK FUND (1)
Current (2)..............................   $      53     $      80      $     109     $     193
Pro Forma................................   $      52     $      77      $     104     $     182


- ----------------------------------


(1) Assumes deduction at the time of purchase of the maximum 4.00% sales load. Expenses are based on each Fund's fiscal year ended December 31, 1996.


(2) After giving effect to certain voluntary waivers, the amounts in the example would be $48, $65, $83 and $135 for the National Fund and $48, $65, $83 and $135 for the New York Fund.

The assumption of a 5% annual return in the Example is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of either Fund's future performance. THE EXAMPLE SHOULD NOT BE

CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF EITHER FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  The Funds' Trustees believe that the matters described in this section are in the best interests of Fund shareholders. In the event that the proposals in Items 1 through 7 below do not receive the requisite shareholder approval for the Funds, the Trustees will consider possible alternatives, which might include resubmission of the proposals for approval by shareholders of the Funds.

  ITEM 1. TO ELECT MARK T. FINN, DIANA R. HARRINGTON, SUSAN B. KERLEY AND C. OSCAR MORONG, JR. AS TRUSTEES OF THE FUNDS.


  The Funds are proposing that each of Mark T. Finn, Diana R. Harrington, Susan
B. Kerley and C. Oscar Morong, Jr. be elected as Trustees of the Funds, to hold office until their successors are chosen and qualified. All of these individuals currently serve as Trustees. Mr. Finn and Mr. Morong were appointed by the Board of Trustees in 1990, and Mss. Harrington and Kerley were appointed by the Board in 1992. Since their appointment, these Trustees have not been elected by Fund shareholders. The remaining Trustees, Elliott J. Berv, Philip W. Coolidge, Riley
C. Gilley, Walter E. Robb, III, E. Kirby Warren and William S. Woods, Jr., were previously elected by shareholders.



  The following information shows the Trustees and the executive officers of the Funds and their principal occupations which, unless otherwise specified, are of more than five years duration, although the titles held may have varied during that period. Each Trustee and officer is also a Trustee or officer of certain other funds for which The Landmark Funds Broker-Dealer Services, Inc., the Funds' distributor and administrator, or an affiliate, serves as the distributor or administrator or for which Citibank serves as investment adviser. Asterisks indicate those Trustees and officers who are "interested persons," as defined in the 1940 Act, of the Funds. The principal business address of those Trustees and officers indicated by an asterisk is 6 St. James Avenue, Boston, Massachusetts 02116.



ELLIOTT J. BERV; 54 -- Chairman and Director, Catalyst, Inc. (Management Consultants) (since June 1992); President, Chief Operating Officer and Director, Deven International, Inc. (International Consultants) (June 1991 to June 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May 1984). His address is 15 Stornoway Drive, Cumberland Foreside, Maine.



PHILIP W. COOLIDGE*; 46 -- President of the Trust; Chairman, Chief Executive Officer and President, Signature Financial Group, Inc. and The Landmark Funds Broker-Dealer Services, Inc. (since December 1988).

MARK T. FINN; 54 -- President and Director, Delta Financial, Inc. (since June
1983); Chairman of the Board and Chief Executive Officer, FX 500 Ltd. (Commodity Trading Advisory Firm) (since April 1990); Director, Vantage Consulting Group, Inc. (since October 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.



RILEY C. GILLEY; 71 -- Vice President and General Counsel, Corporate Property Investors (November 1988 to December 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December 1987). His address is 4041 Gulf Shore Boulevard North, Naples, Florida.



DIANA R. HARRINGTON; 57 -- Professor, Babson College (since September 1993); Visiting Professor, Kellogg Graduate School of Management, Northwestern University (September 1992 to September 1993); Professor, Darden Graduate School of Business, University of Virginia (September 1978 to September 1993); Trustee, The Highland Family of Funds (since March 1997). Her address is 120 Goulding Street, Holliston, Massachusetts.



SUSAN B. KERLEY; 46 -- President, Global Research Associates, Inc. (Investment Research) (since August 1990); Manager, Rockefeller & Co. (March 1988 to July
1990); Trustee, Mainstay Institutional Funds (since December 1990). Her address is P.O. Box 9572, New Haven, Connecticut.



C. OSCAR MORONG, JR.; 62 -- Chairman of the Board of Trustees of the Trust; Managing Director, Morong Capital Management (since February 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired, January 1993); Director, Indonesia Fund; Director, MAS Funds. His address is 1385 Outlook Drive West, Mountainside, New Jersey.



WALTER E. ROBB, III; 71 -- President, Benchmark Consulting Group, Inc. (since
1991); Principal, Robb Associates (corporate financial advisers) (since 1978); President, Benchmark Advisors, Inc. (Corporate Financial Advisors) (since 1989); Trustee of certain registered investment companies in the MFS Family of Funds. His address is 35 Farm Road, Sherborn, Massachusetts.



E. KIRBY WARREN; 63 -- Professor of Management, Graduate School of Business, Columbia University (since 1987); Samuel Bronfman Professor of Democratic Business Enterprise (1978 to 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.



WILLIAM S. WOODS, JR.; 77 -- Vice President-Investments, Sun Company, Inc. (retired, April 1984). His address is 35 Colwick Road, Cherry Hill, New Jersey.



  As of June 30, 1997, all Trustees and officers of the Funds, as a group, owned less than 1% of the outstanding shares of the National Fund and less than 1% of the outstanding shares of the New York Fund. As of the same date, 95% of the outstanding shares of the National Fund and 17% of the outstanding shares of the New York Fund were held of record by Citibank N.A., and 5% of the outstanding shares of the National Fund and 83% of the outstanding shares of the New York Fund were held of record by Citicorp Investment Services, each as a shareholder servicing agent of the Funds, for the accounts of their respective clients.


  Trustees who serve on the boards of investment companies within the Landmark family of funds are compensated for their services on a complex-wide basis. Only those Trustees who are not affiliated with the Funds' distributor or an affiliate receive compensation from the Landmark Funds (including the Funds). The following table shows the compensation paid to the Trustees by the Funds and the other Landmark Funds during the fiscal year ended December 31, 1996.

                               COMPENSATION TABLE


                                           AGGREGATE          AGGREGATE            TOTAL
                                         COMPENSATION     COMPENSATION FROM    COMPENSATION
                                         FROM THE NEW     THE NATIONAL FUND   FROM TRUST AND
               TRUSTEE                   YORK FUND (1)           (1)            COMPLEX (2)
- --------------------------------------  ---------------  -------------------  ---------------
H.B. Alvord (3).......................     $   2,122          $   1,673          $  44,000
Elliott J. Berv.......................     $   1,642          $   1,601          $  42,250
Philip W. Coolidge....................     $       0          $       0          $       0
Mark T. Finn..........................     $   1,631          $   1,601          $  43,000
Riley C. Gilley.......................     $   2,271          $   1,610          $  46,000
Diana R. Harrington...................     $   2,381          $   1,682          $  47,250
Susan B. Kerley.......................     $   2,324          $   1,680          $  45,250
C. Oscar Morong, Jr...................     $   2,478          $   1,678          $  58,875
Walter E. Robb, III...................     $   1,755          $   1,668          $  45,375
E. Kirby Warren.......................     $   2,206          $   1,675          $  47,375
William S. Wood, Jr...................     $   2,529          $   1,685          $  47,000


- --------------------------


(1) For the fiscal year ended December 31, 1996.



(2) Information relates to the fiscal year ended December 31, 1996. Messrs. Berv, Coolidge, Finn, Gilley, Morong, Robb, Warren and Woods, and Mses. Harrington and Kerley are Trustees of 24, 48, 26, 27, 25, 24, 25, 27, 25, and 25 funds and portfolios, respectively, in the Landmark Family of Funds.



(3) Mr. Alvord retired as a Trustee on May 31, 1997.


  The Board of Trustees met four times during the period commencing January 1, 1996 and ending December 31, 1996. The Board has created a standing Audit Committee, currently comprised of Messrs. Robb and Woods and Ms. Kerley, none of whom is an "interested person," as defined in the 1940 Act, of the Funds or their administrator or distributor or of Citibank. The Audit Committee met four times during the period commencing January 1, 1996 and ending December 31, 1996 to review the internal and external accounting procedures of the Funds and, among other things, to consider the selection of independent certified public accountants for the Funds, to approve all significant services proposed to be performed by its independent certified public accountants and to consider the possible effect of such services on their independence. The Board has also created a standing Performance & Review Committee, currently comprised of Messrs. Finn and Woods and Ms. Harrington, none of whom is an "interested person" of the Funds or their administrator or distributor or of Citibank. The Performance & Review Committee met four times during the period commencing January 1, 1996 and ending December 31, 1996. The Board has also created an Organization and Compensation Committee, currently comprised of Messrs. Berv, Gilley and Warren, none of whom is an "interested person" of the Funds or their administrator or distributor or of Citibank. The Organization and Compensation Committee met four times during the period commencing January 1, 1996 and ending December 31, 1996. Each Trustee attended at least 75% of all Board and applicable committee meetings.

  The Funds' Declaration of Trust provides that they will indemnify their Trustees and officers against all liabilities and expenses incurred or paid in connection with litigation in which they may be involved because of their offices with the Funds, unless, with respect to liability to Fund shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Funds. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such Trustees or officers have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

                                 VOTE REQUIRED

  Election of these Trustees will require approval by the holders of a majority of the outstanding shares of the Funds, taken together as a single class, which are present at the Meeting in person or by proxy.

  THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR THE ELECTION OF MARK T. FINN, DIANA R. HARRINGTON, SUSAN B. KERLEY AND C. OSCAR MORONG, JR. AS TRUSTEES OF THE FUNDS.


  ITEM 2. TO VOTE ON AN AMENDMENT TO THE FUNDS' DECLARATION OF TRUST TO ALLOW THE ASSETS OF EACH FUND TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT, THE RULES AND REGULATIONS THEREUNDER AND EXEMPTIVE ORDERS GRANTED UNDER SUCH ACT.


  It is proposed that the Funds' Declaration of Trust be amended to permit the Funds to invest in other investment companies to the extent not prohibited by the 1940 Act.

  The Funds' Declaration of Trust presently permits the National Fund, but not the New York Fund, to invest all of its investable assets in a single investment company that is registered under the 1940 Act. This permission appears in the amendment to the Declaration which established and designated the National Fund as a separate Fund. As described above, the National Fund is not currently using the master/feeder structure. Also as described above, recent amendments to the 1940 Act permit mutual funds to invest their investable assets in multiple registered investment companies so long as certain conditions are met. It is possible that there could be additional amendments to the 1940 Act in the future which affect mutual funds' ability to invest in other funds.

  The proposed amendment to the Funds' Declaration of Trust which appears below will allow the Funds to take advantage of the recent changes in law, as well as future changes in law or regulation on this topic. The Funds' Board of Trustees believes that this amendment will be to the Funds' advantage and is in the best interests of the shareholders of each Fund. It is proposed that the following new section be added to the Declaration of Trust after the existing Section 3.2(b) thereof:

    (c) NOTWITHSTANDING ANY OTHER PROVISION OF THIS DECLARATION TO THE CONTRARY, THE TRUSTEES SHALL HAVE THE POWER IN THEIR DISCRETION WITHOUT ANY REQUIREMENT OF APPROVAL BY SHAREHOLDERS TO EITHER INVEST ALL OR A PORTION OF THE TRUST PROPERTY OF EACH SERIES OF THE TRUST, OR SELL ALL OR A PORTION OF SUCH TRUST PROPERTY AND INVEST THE PROCEEDS OF SUCH SALES, IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT AND EXEMPTIVE ORDERS GRANTED UNDER SUCH ACT.

  Under the Declaration of Trust, the 1940 Act is defined to include both that Act itself and the rules and regulations under that Act; the amendment would be based on that definition.

                                 VOTE REQUIRED

  The affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for approval of the amendment to the Declaration of Trust with respect to that Fund. This requires approval by the holders of 67% or more of the outstanding shares of the Fund which are present at the Meeting if the holders of more than 50% of such shares are present in person or by proxy, or more than 50% of the outstanding shares of the Fund, whichever is less (a "Majority Shareholder Vote").

  THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE DECLARATION OF TRUST.


  ITEM 3. TO VOTE ON AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICIES OF EACH FUND TO ALLOW THE ASSETS OF THAT FUND TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT, THE RULES AND REGULATIONS THEREUNDER AND EXEMPTIVE ORDERS GRANTED UNDER SUCH ACT.


  Each Fund has adopted certain fundamental investment restrictions which, as a matter of law, cannot be changed without shareholder approval. Certain of these fundamental investment restrictions currently permit the National Fund, but not the New York Fund, to invest its investable assets in a single investment company having the same investment objectives and policies and substantially the same investment restrictions as that Fund. As noted above, recent amendments to the 1940 Act permit mutual funds to invest their investable assets in multiple investment companies so long as certain conditions are met. There also may be future amendments to the 1940 Act affecting mutual funds' ability to invest in other funds.

  In order to take advantage of the flexibility of current and future applicable law and regulation, it is proposed that each of the fundamental investment restrictions listed in EXHIBIT A be amended as indicated in that Exhibit. Shareholders also should review Item 4 for additional proposed changes to the Funds' investment restrictions. The New York Fund will not be able to invest in multiple investment companies unless the proposal in Item 4, as well as the proposal in this Item 3, is approved as to that Fund.

  The Trustees believe that these proposed amendments to the fundamental investment policies are in the best interests of the shareholders of each Fund.

                                 VOTE REQUIRED

  Because the investment restrictions in EXHIBIT A are fundamental policies of each Fund, approval of this proposal with respect to a Fund will require a Majority Shareholder Vote of the shareholders of that Fund.

  THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES TO ALLOW THE ASSETS OF EACH FUND TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT.

  ITEM 4. TO VOTE ON AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICIES OF EACH FUND CONCERNING THE FUND'S ABILITY TO PLEDGE ITS ASSETS TO SUPPORT BORROWINGS, PURCHASE SECURITIES ON MARGIN, PURCHASE AND SELL PUT AND CALL OPTIONS, MAKE LOANS TO OTHER PERSONS, MAKE SHORT SALES OF SECURITIES, BUY OR SELL FUTURES CONTRACTS AND OPTIONS ON FUTURES, AND, IN THE CASE OF LANDMARK NEW YORK TAX FREE INCOME FUND, INVEST IN RESTRICTED AND CERTAIN OTHER SECURITIES.

  As noted above in Item 3, each Fund has adopted certain fundamental investment restrictions which, as a matter of law, cannot be changed without shareholder approval. Fundamental restriction (1) limits the amount of money that each Fund may borrow to 1/3 of the current value of the Fund's net assets, including the amount borrowed. This restriction also limits the amount of assets that the Fund may pledge to secure these borrowings to 1/3 of such assets. The limitation on borrowing tracks the requirements of the 1940 Act. However, the 1940 Act does not require that mutual funds limit the amount of assets they may pledge to secure their borrowings. The Funds wish to have the full flexibility permitted by applicable law to pledge their assets. It is possible that the existing restriction could prevent the Funds from obtaining credit when it is in their shareholders' best interests to do so. As a result, the Funds propose to delete the limitation on pledging of assets.

  Fundamental restriction (2) prevents the Funds from purchasing any security on margin. The 1940 Act prohibits mutual funds from purchasing securities on margin except in accordance with rules and regulations promulgated by the SEC. The Funds' investment restriction is more restrictive than the 1940 Act because it does not permit the Funds to purchase securities on margin in accordance with SEC rules in effect from time to time. The Funds wish to have the full flexibility permitted by applicable law, and any future changes in law, on this topic without the expense of an additional shareholder meeting. As a result, the Funds are proposing to delete this restriction in its entirety.

  Fundamental restriction (3) prevents the Funds from purchasing and selling put and call options, other than those with respect to futures contracts. This restriction is not required by applicable law, and the Funds believe it is unduly restrictive. The Funds wish to have the flexibility to purchase and sell options if their investment adviser believes that utilizing this investment technique is appropriate. Of course, the Funds' prospectus will disclose to shareholders the Funds' ability to engage in options transactions.


  Fundamental restriction (5) concerns each Fund's ability to make loans to other persons. The Funds are proposing a technical amendment to this restriction to clarify that the purchase of fixed time deposits would not be a violation of this restriction. The Funds also are proposing to delete from this restriction the limitations that not more than 15% of the total assets of the National Fund and not more than 10% of the total assets of the New York Fund be invested in repurchase agreements maturing in more than seven days. Similarly, the New York Fund is proposing that fundamental restriction (6), which prevents the Fund from knowingly investing more than 10% of its total assets in securities (including repurchase agreements maturing in more than seven days) which are subject to legal or contractual restrictions on resale, be deleted in its entirety. The New York Fund's prospectus currently permits the Fund to invest up to 10% of its net assets in securities for which there is no readily available market. This 10% limitation is not fundamental and may be changed by the Trustees without a vote of shareholders.



  The Staff of the SEC has taken the position that if a mutual fund holds a material percentage (I.E., 15% of its net assets in most cases) of its assets in illiquid securities, or securities that may not be sold or disposed of in the ordinary course of business at the price at which the fund values the securities, there may be a question as to the fund's ability to pay redemption proceeds on shares redeemed within seven days of the redemption request. The Staff also has taken the position that a fund's ability to invest in these types of securities should be disclosed in its prospectus. The New York Fund's 10% limitation under certain circumstances could be more restrictive than the Staff's current position on illiquid securities. The Funds wish to have the full flexibility permitted by applicable law and policy positions, and any future changes in law and policy, on this topic without the expense of an additional shareholder meeting. The Funds' prospectus discloses, and will continue to disclose, the Funds' ability to invest in these types of securities.


  The Funds are proposing technical amendments to fundamental restriction (7) clarifying the Funds' ability to buy and sell futures contracts and options on futures. The proposed amendments clarify that the Funds' ability to buy or sell futures contracts and options on futures is consistent with that described in the Funds' prospectus.

  Fundamental restriction (8) prevents the New York Fund from purchasing securities of any issuer if such purchase would cause the Fund to own more than 10% of the voting securities of the issuer. The Fund is a non-diversified mutual fund, meaning that it is not subject to any statutory restrictions under the 1940 Act limiting its investments in any one issuer (although certain diversification requirements are imposed by the Internal Revenue Code). The Fund believes that the 10% limitation is unduly restrictive, and is not required by applicable law. The Fund wishes to have the full flexibility permitted by applicable law on this topic. As a result, the Fund proposes to delete this restriction in its entirety.

  Fundamental restriction (9) prevents the Funds from making short sales of securities. The 1940 Act prohibits mutual funds from making short sales of securities except in accordance with rules and regulations promulgated by the SEC. The Funds' investment restriction is more restrictive than the 1940 Act because it does not permit the Funds to make short sales in accordance with SEC rules in effect from time to time. The Funds wish to have the full flexibility permitted by applicable law, and any future changes in law, on this topic without the expense of an additional shareholder meeting. As a result, the Funds are proposing to delete this restriction in its entirety.

  The Funds are proposing to delete from fundamental restriction (11), concerning the issuance of senior securities, language concerning collateral arrangements with respect to futures contracts. The Funds believe that this language is not required as a matter of law, and adds nothing to the investment restriction which does not already appear therein. Even though the language will be deleted from the investment restriction, the Funds will continue to provide collateral with respect to futures contracts to the extent required by applicable rules and regulations.

  To give effect to these amendments, it is proposed that each of the fundamental investment restrictions listed in EXHIBIT B be amended as indicated in that Exhibit.

  The Trustees believe that these proposed amendments to the fundamental investment policies are in the best interests of the shareholders of each Fund.

                                 VOTE REQUIRED

  Because the investment restrictions in EXHIBIT B are fundamental policies of each Fund, approval of this proposal with respect to a Fund will require a Majority Shareholder Vote of the shareholders of that Fund.

  THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES DESCRIBED ABOVE IN THIS ITEM.

  ITEM 5. TO VOTE ON A MANAGEMENT AGREEMENT FOR EACH FUND WITH CITIBANK, N.A.

  The Funds currently receive investment advisory services pursuant to investment advisory agreements with Citibank. The Funds currently receive administrative services under an administrative services agreement with their distributor. The distributor, in turn, subcontracts with Citibank so that Citibank actually provides administrative services to the Funds.

  The Funds are proposing to enter into management agreements with Citibank (the "Proposed Fund Management Agreements"). Under the Proposed Fund Management Agreements, Citibank will be responsible for the overall management of each Fund's business affairs, and will provide investment advisory as well as administrative services to the Funds, including the provision of general office facilities and supervising the overall administration of each Fund. The Proposed Fund Management Agreements will enable the Funds to invest in the future in multiple investment companies, if they choose to do so. See "General Background."

  The Proposed Fund Management Agreements will render the Funds' existing administrative services agreements unnecessary, and they will be terminated. The same personnel at Citibank who currently provide administrative and investment advisory services to the Funds are expected to continue to do so after the Proposed Fund Management Agreements are entered into, and the nature, level and quality of services to the Funds will not be adversely effected.

  The aggregate management fees payable by shareholders of the National Fund under its Proposed Fund Management Agreement will be the same as the aggregate investment advisory and administrative services fees currently payable by shareholders of this Fund. The aggregate management fees payable by shareholders of the New York Fund under its Proposed Fund Management Agreement will be higher than the aggregate investment advisory and administrative services fees currently payable by shareholders of this Fund. However, assuming that Fund shareholders approve Item 5 and adopt new Service Plans under Rule 12b-1, the Funds' contractual total expense ratios are not expected to increase. In fact, the Funds' total expense ratios, computed based on contractual fee levels without voluntary waivers, will decrease.

  A copy of the Proposed Fund Management Agreement for each Fund is attached hereto as EXHIBIT C. Shareholders should refer to EXHIBIT C for the complete terms of the Proposed Fund Management Agreement of each Fund, and the description of the Proposed Fund Management Agreement set forth herein is qualified in its entirety by the provisions of the Proposed Fund Management Agreement as set forth in EXHIBIT C.

                    THE PROPOSED FUND MANAGEMENT AGREEMENTS

  If the Proposed Fund Management Agreement is approved by a Fund's shareholders, Citibank will be authorized to provide investment advisory services directly to that Fund. The terms and conditions of each Proposed Fund Management Agreement are identical. A description of the investment management fees payable under the Proposed Fund Management Agreements is set forth below. See "Management Fees."

  Under each Proposed Fund Management Agreement, Citibank as investment manager will furnish continuously an investment program for the Funds and will determine from time to time what securities are purchased, sold or exchanged, and what portion of the assets of the Funds are held uninvested, subject always to the restrictions of the Funds' Declaration of Trust and By-laws, as each may be amended from time to time, the provisions of the 1940 Act and the Funds' prospectus. Citibank will also make recommendations as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to portfolio securities will be exercised; and will take all actions which Citibank deems necessary to implement Fund investment policies.

  Under each Proposed Fund Management Agreement, Citibank also will perform such administrative and management services as may from time to time be reasonably requested, including: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Fund and for performing administrative and management functions; (ii) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund's transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (iii) preparing and, if applicable, filing all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; (iv) preparing agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; and (v) arranging for maintenance of the books and records of the Fund.

  The Proposed Fund Management Agreement, if approved by a Majority Shareholder Vote of a Fund, will continue in effect for a two year period, and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The Proposed Fund Management Agreement of a Fund may be terminated at any time without the payment of any penalty by the Fund's Board of Trustees or by Majority Shareholder Vote of that Fund, or by Citibank, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. The Proposed Fund Management Agreement of a Fund will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

  Under each Proposed Fund Management Agreement, Citibank will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Proposed Fund Management Agreement relates, except a loss resulting from Citibank's willful misfeasance, or its bad faith or gross negligence in the performance of its obligations and duties, or by reason of Citibank's reckless disregard of its obligations and duties under such agreement.

                                MANAGEMENT FEES


  Under its Proposed Fund Management Agreement, each Fund will pay Citibank management fees equal on an annual basis 0.75% of the Fund's average daily net assets for the Fund's then-current fiscal year. Fees will be accrued daily and payable monthly. The aggregate investment advisory and administrative services fees currently payable by the Funds are 0.80% of the National Fund's average daily net assets and 0.65% of the New York Fund's average daily net assets, in each case for the Fund's then-current fiscal year.


  Shareholders of the New York Fund should note that the aggregate management fees payable by them will increase as a result of the Fund's Proposed Fund Management Agreement. Shareholders of both Funds should note that if Fund shareholders approve Item 6 and adopt new Service Plans under Rule 12b-1, the Funds' contractual total expense ratios are not expected to increase. See "General Background" for a table showing the effect of these proposed management agreements and service plans on the Funds' estimated annual operating expenses.


  Investment advisory and administrative fees accrued under the existing advisory and administrative services agreements for the last two fiscal years of each Fund were as follows: for the National Fund, $15,196 and $2,585 for the fiscal year ended December 31, 1996 and for the period from August 17, 1995 (commencement of operations) to December 31, 1995, respectively, and for the New York Fund, $566,725 and $531,202 for the fiscal years ended December 31, 1996 and 1995, respectively. Had the proposed management fees been in effect for these periods, $14,246 and $2,423 would have been payable by the National Fund for investment advisory and administrative services for these periods, and $642,375 and $612,925 would have been payable by the New York Fund for investment advisory and administrative services for these periods (a 0.10% increase for each of the fiscal years ended December 31, 1996 and 1995 from the investment advisory and administrative services fees accrued under the existing advisory and administrative services agreements for such periods).


  Except as set forth above with respect to administrative services and investment advisory fees and under the caption "Other Services Provided by Citibank" below, neither Citibank nor any affiliated person of Citibank, nor any affiliated person of such person, received any other fees from the Funds for services provided to any of the Funds during their last two fiscal years. There were no other material payments by the Funds to Citibank, any affiliated person of Citibank, or any affiliated person of such person, during such period.

  As of June 30, 1997, the National Fund had net assets of $1,752,983; and the New York Fund had net assets of $77,738,996.

  For the last two fiscal years of each Fund, no brokerage commissions were paid by the Funds to any broker during the same period that (i) is an affiliated person of the Funds, or (ii) is affiliated with any person described in clause
(i) of this paragraph, or (iii) an affiliated person of which is an affiliated person of the Funds, Citibank or the distributor of the Funds.

                           DESCRIPTION OF THE MANAGER

  Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. Its portfolio managers are responsible for investing in money market, equity and fixed income securities. Citibank and its affiliates manage more than $81 billion in assets worldwide. Citibank is a wholly-owned subsidiary of Citicorp. Citibank's address is 153 East 53rd Street, New York, New York 10043.


  John C. Mooney, a Vice President of Citibank, has managed the Funds since June 1997. Mr. Mooney is a Senior Portfolio Manager responsible for managing tax-exempt fixed income funds. He is also part of the team responsible for fixed-income strategy, research and trading. Prior to joining Citibank in 1997, Mr. Mooney served as a tax-exempt portfolio manager at SunAmerica for over three years and also served as a tax-exempt portfolio manager at First Investors for three years. His prior experience also includes positions at Alliance Capital Management L.P. and The Boston Company.



  John S. Reed is the Chairman of the Board and a Director of Citibank. The following are Vice Chairmen of the Board and Directors of Citibank: Paul J. Collins, William R. Rhodes and H. Onno Ruding. Other Directors of Citibank are Alain J. P. Belda, President and Chief Operating Officer, Alcoa Corporation; D. Wayne Calloway, former Chairman and Chief Executive Officer, PepsiCo, Inc., Purchase, New York; Kenneth T. Derr, Chairman and Chief Executive Officer, Chevron Corporation; John M. Deutch, Director, CMS Energy; Reuben Mark, Chairman and Chief Executive Officer, Colgate-Palmolive Company; Richard D. Parsons, Member, Board of Representatives, Time Warner Entertainment Company, L.P.; Rozanne L. Ridgway, President, The Atlantic Council of the United States; Robert
B. Shapiro, President and Chief Operating Officer, Monsanto Company; Frank A. Shrontz, Chairman and Chief Executive Officer, The Boeing Company, Seattle, Washington; Roger B. Smith, Former Chairman and Chief Executive Officer, General Motors Corporation;

Franklin A. Thomas, President, The Ford Foundation, New York, New York; and Edgar S. Woolard, Jr., Chairman and Chief Executive Officer, E.I. DuPont de Nemours & Company.


  Each of the individuals named above is also a Director of Citicorp. In addition, the following persons have the affiliations indicated:

D. Wayne Calloway    Director, Exxon Corporation
                     Director, General Electric Company
                     Director, PepsiCo, Inc.

Paul J. Collins      Director, Kimberly-Clark Corporation

Kenneth T. Derr      Director, American Telephone and Telegraph, Co.
                     Director, Chevron Corporation
                     Director, Potlatch Corporation

John M. Deutch       Director, Ariad Pharmaceuticals, Inc.
                     Director, CMS Energy
                     Director, Palomar Medical Technologies, Inc.

Reuben Mark          Director, Colgate-Palmolive Company
                     Director, New York Stock Exchange
                     Director, Time Warner, Inc.
                     Non-Executive Director, Pearson, PLC

Richard D. Parsons   Director, Federal National Mortgage Association
                     Director, Philip Morris Companies Incorporated
                     Member, Board of Representatives, Time Warner
                       Entertainment Company, L.P.
                     Director and President, Time Warner, Inc.

John S. Reed         Director, Monsanto Company
                     Director, Philip Morris Companies Incorporated
                     Stockholder, Tampa Tank & Welding, Inc.

William R. Rhodes    Director, Private Export Funding Corporation

Rozanne L. Ridgway   Director, 3M
                     Director, Bell Atlantic Corporation
                     Director, The Boeing Company
                     Director, Emerson Electric Company
                     Member-International Advisory Board, New
                       Perspective Fund, Inc.
                     Director, RJR Nabisco, Inc.
                     Director, Sara Lee Corporation
                     Director, Union Carbide Corporation

H. Onno Ruding       Member, Board of Supervisory Directors, Amsterdam
                       Trustee's Kantoor
                     Board Member, Corning Incorporated
                     Advisor, Intercena (C&A) (Netherlands)
                     Director, Pechiney S.A.
                     Member, Board of Advisers, Robeco N.V.
                     Advisory Director, Unilever N.V.
                     Advisory Director, Unilever PLC

Robert B. Shapiro    Director, G.D. Searle & Co.
                     Director, Silicon Graphics
                     Director, Monsanto Company
                     Director, The Nutrasweet Company

Frank A. Shrontz     Director, 3M
                     Director, Baseball of Seattle, Inc.
                     Director, The Boeing Company
                     Director, Boise Cascade Corp.
                     Director, Chevron Corporation

Franklin A. Thomas   Director, Aluminum Company of America
                     Director, Cummins Engine Company, Inc.
                     Director, Lucent Technologies
                     Director, PepsiCo, Inc.

Edgar S. Woolard,
Jr.                  Director, E.I. DuPont de Nemours & Company
                     Director, Apple Computer, Inc.
                     Director, Zurich Holding Company of America, Inc.
                     Advisory Director, Zurich Insurance Corporation


  BANKING RELATIONSHIPS. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Funds that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.

  BANK REGULATORY MATTERS. The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Funds. Citibank believes that its services under the Proposed Fund Management Agreements and the activities performed by it or its affiliates as Shareholder Servicing Agents (see "Other Services Provided by Citibank" below) are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and administrative activities by banks. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the investment manager or a Shareholder Servicing Agent, the Funds would seek alternative means for obtaining these services. The Funds do not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

  Citibank furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Funds' investments and effecting securities transactions for the Funds. Citibank also provides other services to each of the Funds. See "Other Services Provided by Citibank" below.


  Citibank also serves as adviser or subadviser to other registered investment companies. Those companies are identified in EXHIBIT D hereto, along with their asset size and the rates of compensation paid by those companies to Citibank for advisory or subadvisory services.


                      OTHER SERVICES PROVIDED BY CITIBANK

  CITIBANK AND ITS AFFILIATES AS SHAREHOLDER SERVICING AGENTS. The Funds have entered into separate shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent provides shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For these services, each Shareholder Servicing Agent receives a fee from each Fund at an annual rate of 0.25% of the average daily net assets of the Fund represented by shares owned by investors for whom such Shareholder Servicing Agent maintains a servicing relationship.


  Net fees accrued to Citibank and its affiliates for services provided as Shareholder Servicing Agent of each Fund for the last two fiscal years of each Fund were as follows: for the National Fund, $4,748 and $1,723 for the fiscal year ended December 31, 1996 and for the period from August 17, 1995 (commencement of operations) to December 31, 1995, respectively; and for the New York Fund, $214,125 and $221,334 for the fiscal years ended December 31, 1996 and 1995, respectively.


                    THE EVALUATION BY THE BOARD OF TRUSTEES

  The Funds' Board of Trustees has determined that approving the Proposed Fund Management Agreements is in the best interests of the Funds and their shareholders.

  At a meeting on August 8, 1997, the Trustees considered information concerning the Proposed Fund Management Agreements. The Trustees considered, among other factors, representations by Citibank that the proposed agreements would not materially affect the nature, level and quality of services now provided to the Funds and proposed to be provided to the Funds. The Trustees also considered that, subject to the required approval of shareholders of the Funds, the same personnel at Citibank who provide investment advisory and administrative services to the Funds were expected to continue to do so under the Proposed Fund Management Agreements. The Trustees noted that the aggregate investment advisory and administrative services fees payable by shareholders of the National Fund would not increase, but that the aggregate investment advisory and administrative services fees payable by shareholders of the New York Fund would increase. They reviewed comparative fee data for comparable funds and found the fees for both Funds to be in line with industry standards and with the fees of comparable funds. The Trustees also considered the nature and quality of services expected to be provided by Citibank to the Funds, and information regarding fees, expense ratios and performance. In evaluating Citibank's ability to provide services to the Funds, the Trustees considered information as to Citibank's business organization, financial resources and personnel.

  Based upon its review, the Trustees concluded that the Proposed Fund Management Agreements are reasonable, fair and in the best interests of each Fund and its shareholders, and that the fees provided in the Proposed Fund Management Agreements are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as were deemed relevant, the Trustees, including all of the Independent Trustees, unanimously approved the Proposed Fund Management Agreements for the Funds and voted to recommend their approval by Fund shareholders.

                                 VOTE REQUIRED

  Approval of the Proposed Fund Management Agreement with respect to a Fund will require a Majority Shareholder Vote of that Fund.

  THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE MANAGEMENT AGREEMENT OF THE FUND.


  ITEM 6. TO VOTE ON A SERVICE PLAN FOR EACH FUND.


  Each Fund currently has a Distribution Plan which has been adopted in accordance with Rule 12b-1 under the 1940 Act. The Funds are proposing to replace these existing Distribution Plans with Service Plans, which also will be adopted in accordance with Rule 12b-1. The Service Plans will permit payment of distribution and service fees which are lower than the maximum such fees currently permissible under the National Fund's existing Distribution Plan and higher than the maximum such fees currently permissible under the New York Fund's existing Distribution Plan.

  A copy of the proposed Service Plan for each Fund is attached hereto as EXHIBIT E. Shareholders should refer to EXHIBIT E for the complete terms of the proposed Service Plan for each Fund, and the description of the Service Plans set forth herein is qualified in its entirety by the provisions of the Service Plan as set forth in EXHIBIT E.

  Each Fund's existing Distribution Plan was most recently approved by that Fund's Board of Trustees in accordance with the 1940 Act on May 9, 1997.

      COMPARISON OF EXISTING DISTRIBUTION PLANS AND PROPOSED SERVICE PLANS

  The National Fund's existing Distribution Plan provides that the Fund may pay its distributor a monthly distribution fee and a monthly service fee at annual rates not to exceed, respectively, 0.05% and 0.25% of the Fund's average daily net assets. However, the Fund has not entered into any agreement to pay the service fee to the distributor. The New York Fund's existing Distribution Plan provides that the Fund may pay its distributor a monthly distribution fee at an annual rate not to exceed 0.15% of the Fund's average daily net assets. The existing Distribution Plans also permit the Funds to pay the distributor an additional fee (not to exceed 0.05% of average daily net assets) in anticipation of or as reimbursement for print or electronic media advertising expenses incurred in connection with the sale of Fund shares. The Funds did not pay anything under this provision during 1996, and do not anticipate doing so during the current fiscal year. Under the Distribution Plans, the distributor uses the distribution fees to offset each Fund's marketing costs, such as preparation of sales literature, advertising, and printing and distributing prospectuses and other shareholder materials to prospective investors. In addition, the distributor may use the distribution fees to pay costs related to distribution activities, including employee salaries, bonuses and other overhead expenses.

  The proposed Service Plans provide that the Funds may pay monthly fees in an amount not to exceed 0.25% per annum of the Funds' average daily net assets. Each proposed Service Plan contemplates one aggregate fee which may be used for distribution and service matters. These fees may be used to make payments to the distributor for distribution services, and to shareholder service agents and others as compensation for the sale of shares of the Funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Funds also may make payments to the distributor, service agents and others for providing personal service or the maintenance of shareholder accounts. See "General Background" for a table showing the effect of the proposed Service Plan on each Fund's estimated annual operating expenses.

  Under the proposed Service Plans, as under the existing Distribution Plans, for so long as the Service Plans are in effect the Funds are obligated to pay fees to the distributor, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for under the Service Plan for any Fund, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Each Fund will pay the fees to the distributor, service agents and others until the Service Plan or related distribution agreement is terminated or not renewed. In that event, the distributor's or service agent's expenses in excess of fees received or accrued through the termination date will be the distributor's or service agent's sole responsibility and not obligations of the Fund.

  Like the existing Distribution Plans, the proposed Service Plans provide that their continuance must be specifically approved at least annually by a vote of both a majority of the Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan ("Qualified Trustees"). The Service Plans and the Distribution Plans further provide that the selection and nomination of the Qualified Trustees is committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office.

  The proposed Service Plans, like the existing Distribution Plans, may be terminated with respect to a Fund at any time by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding shares of the Fund and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Under the proposed Service Plans, as under the Distribution Plans, shareholders of a Fund must approve any amendments to the Plan which increase materially the amount of the Fund's permitted expenses thereunder.

  Under both the proposed Service Plans and the existing Distribution Plans the distributor is required to preserve copies of any plan, agreement or report made pursuant to the Plan for a period of not less than six years from the date of the Plan, and for the first two years the distributor will preserve such copies in an easily accessible place.

  For the fiscal year ended December 31, 1996 all fees under the existing Distribution Plans were waived by the Funds' distributor.

  The maximum allowable expense under the Distribution Plans is 0.35% of the National Fund's average daily net assets and 0.20% of the New York Fund's average daily net assets, respectively. Under the Service Plans, the maximum allowable expense would be 0.25% of each Fund's average daily net assets.

                    THE EVALUATION BY THE BOARD OF TRUSTEES

  The Funds' Board of Trustees has determined that approval of the Service Plans is in the best interests of the Funds and their shareholders. At a meeting on August 8, 1997, the Trustees considered, among other factors, the flexibility provided by the Service Plans, in that they contemplate one aggregate fee which may be used for distribution and services matters, as opposed to, for the National Fund, two separate fees for these matters. The Trustees believe that this structure will give the Funds flexibility in promoting sales of their shares. The Trustees also noted that the aggregate distribution and service fees payable by shareholders of the National Fund would decrease as a result of the adoption of the Service Plan for that Fund. The Trustees concluded that the fees provided in the Service Plan are fair and reasonable and in line with industry standards. As a result of these and other factors, the Trustees believe that the Service Plans are reasonably likely to benefit the Funds and their shareholders, and recommend that they be approved by Fund shareholders.

                                 VOTE REQUIRED

  Approval of this proposal with respect to a Fund will require a Majority Shareholder Vote of the shareholders of that Fund.


  THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF A SERVICE PLAN FOR EACH FUND.


  ITEM 7. TO VOTE ON THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR EACH FUND.


  It is intended that proxies cast by each Fund's shareholders not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Trustees of the Funds who are not "interested persons" (as that term is defined in the 1940 Act) of the Funds, of Deloitte & Touche LLP under Section 32(a) of the 1940 Act as independent public accountants, to certify every financial statement of each Fund required by any law or regulation to be certified by independent public accountants and filed with the Securities and Exchange Commission in respect of all or any part of the fiscal year of the Fund ending December 31, 1997. Deloitte & Touche LLP has no direct or material indirect interest in any Fund.


  Deloitte & Touche LLP has served as the independent certified public accountants of each Fund since its commencement of operations, providing audit services and consultation with respect to the preparation of filings with the SEC.


  Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting, unless a written request is received by the Funds at least 5 days prior to the Meeting date.


                                 VOTE REQUIRED

  Approval of this proposal with respect to a Fund will require approval by the holders of a majority of the outstanding shares of the Funds, taken together as a single class, which are present at the Meeting in person or by proxy.

  THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF DELOITTE & TOUCHE LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR EACH FUND.

  ITEM 8. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS AND ANY ADJOURNMENTS THEREOF.

  The management of the Funds knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

                          INTERESTS OF CERTAIN PERSONS


  As of August 1, 1997, no Trustees or officers of the Funds, individually or as a group, owned beneficially or had the right to vote any outstanding shares of the Funds.


  As of August 1, 1997, to the best knowledge of the Funds, the following persons beneficially owned 5% or more of the outstanding shares of the Funds:

                                                                   AMOUNT OF
                                                                  BENEFICIAL      PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                               OWNERSHIP     OF SHARES
- ---------------------------------------------------------------  -------------  -----------
Landmark National Tax Free Income Fund
Andreas Enderlin
 8 Taylor Road
 Short Hills, NJ 07078.........................................     30,979.734       18.43%
Brenda Joy Sasson
 18-15 215th Street
 Bayside, NY 11360.............................................     19,740.865       11.75%
Joel E. Krischer
Sharon L. Krischer JT Ten
 225 S. Linden Drive
 Beverly Hills, CA 90212.......................................      9,447.262        5.62%
Neil F. Hall
Renee S. Hall JT Ten
 1779 Greenbriar Ct
 Yardley, PA 19067.............................................     20,479.282       12.19%

Landmark New York Tax Free Income Fund
None

                             ADDITIONAL INFORMATION

  Each Fund is a series of Landmark Tax Free Income Funds (the "Trust"), a diversified, open-end registered investment company organized as a Massachusetts business trust under a Declaration of Trust dated May 27, 1986, as amended. Prior to October 21, 1993, the Trust was known as Landmark New York Tax Free Income Fund. The National Fund and the New York Fund were designated as separate series of the Trust on May 27, 1986 and October 21, 1993, respectively. The mailing address of the Trust is 6 St. James Avenue, Boston, Massachusetts 02116.

  Fund shareholders may have purchased their shares through banks or other financial institutions, securities dealers or others (called Shareholder Servicing Agents) that have entered into shareholder servicing agreements concerning the Funds. In these cases, the Shareholder Servicing Agents are the shareholders of record of the Funds. At any meeting of Fund shareholders, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Shareholder Servicing Agent is the holder of record.


  The cost of soliciting proxies in the accompanying form, which is expected to be about $70,543 including the fees of a proxy soliciting agent, will be borne by Citibank. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees, officers, and regular employees and agents of the Funds without compensation therefor. Citibank may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.


  The Funds' distributor is The Landmark Funds Broker-Dealer Services, Inc., 6 St. James Avenue, Boston, MA 02116. State Street Bank and Trust Company acts as transfer agent, dividend disbursing agent and custodian for each Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                        SUBMISSION OF CERTAIN PROPOSALS

  The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Funds, or for the Trust as a whole, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

  YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                               By Order of the Board of Trustees,

                               Linda T. Gibson, Secretary


                                                               September 3, 1997

- ----------------------------------------------------------------------
FOR EDGAR FILING, LANGUAGE THAT WILL BE ADDED IS PRECEDED BY A "<*>" AND FOLLOWED BY A "</*>". LANGUAGE THAT WILL BE ELIMINATED IS PRECEDED BY A "<#>" AND FOLLOWED BY A "</#>".
- ----------------------------------------------------------------------

                                   EXHIBIT A

  Deleted text is marked through and added text appears in ITALICS.

  FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED UNDER ITEM 3.

   (4) Underwrite securities issued by other persons, except <*>THAT ALL OR ANY PORTION OF THE ASSETS OF THE FUND MAY BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES, TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT, THE RULES AND REGULATIONS THEREUNDER, AND EXEMPTIVE ORDERS GRANTED UNDER SUCH ACT, AND EXCEPT</*> insofar as the <#>Trust</#> <*>FUND</*> may technically be deemed an underwriter under the Securities Act <#>of 1933</#> in selling a <#>portfolio</#> security. <#>for a Fund (provided, however, that the National Fund may invest all of its assets in an open-end management investment company with the same investment objective and policies and substantially the same investment restrictions as the Fund (a "Qualifying Portfolio")).</#>

  (10) Concentrate <*>ITS</*> <#>the Fund's</#> investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of <*>ITS</*> <#>the Fund's</#> assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction <#>and except that all of the assets of the National Fund may be invested in a Qualifying Portfolio.</#>

- ----------------------------------------------------------------------
FOR EDGAR FILING, LANGUAGE THAT WILL BE ADDED IS PRECEDED BY A "<*>" AND FOLLOWED BY A "</*>". LANGUAGE THAT WILL BE ELIMINATED IS PRECEDED BY A "<#>" AND FOLLOWED BY A "</#>".
- ----------------------------------------------------------------------

                                   EXHIBIT B

Deleted text is marked through and added text appears in ITALICS.

  FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED UNDER ITEM 4.

  (1) Borrow money or <#>pledge, mortgage or hypothecate assets of the Fund,</#> except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of
      <#>the Fund's</#> <*>ITS</*> net assets, including the amount borrowed
      <*>OR PURCHASE ANY SECURITIES AT ANY TIME AT WHICH BORROWINGS EXCEED 5% OF
      THE TOTAL ASSETS OF THE FUND, TAKEN AT MARKET VALUE</*><#>, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings</#>;. <#>(it</#> <*>IT</*> is intended that <#>money would be borrowed</#> <*>THE FUND WOULD BORROW MONEY</*> only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities.<#>), provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this restriction.</#>

  (2) <#>Purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities and except that deposits of initial and variation margin may be made for the Fund in connection with the purchase, ownership, holding or sale of futures contracts.</#>

  <#>(</#>3<#>)</#> <#>Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to U.S. Government securities or with respect to futures contracts, or
      (ii) the writing, purchase, ownership, holding or sale of futures contracts.</#>

  (5) Make loans to other persons except (a) through the lending of <#>the Fund's</#> <*>ITS</*> portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value),
      (b) through the use of repurchase agreements <*>OR FIXED TIME DEPOSITS</*> or the purchase of short-term obligations <#>and provided that not more than 10% of the New York Fund's total assets, and 15% of the National Fund's total assets, will be invested in repurchase agreements maturing in more than seven days,</#> or (c) by purchasing <*>ALL OR</*> a portion of an issue of debt securities of types commonly distributed privately to financial institutions<#>, for which purposes the</#>. <*>THE</*> purchase of short-term commercial paper or a portion of an issue of debt securities which <#>are</#> <*>IS</*> part of an issue to the public shall not be considered the making of a loan.

  <#>(6)</#> <#>With respect to the New York Fund only, knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the New York Fund's total assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days).</#>

  (7) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts <#>(except futures contracts)</#> in the ordinary course of business <#>(the Trust</#> <*>(THE FOREGOING SHALL NOT BE DEEMED TO PRECLUDE THE FUND FROM PURCHASING OR SELLING FUTURES CONTRACTS OR OPTIONS THEREON, AND THE FUND</*> reserves the freedom of action to hold <#>for the Fund's portfolio</#> and to sell real estate acquired as a result of
      <*>THE</*> ownership of securities <*>BY THE FUND</*>).

  (8) <#>With respect to the New York Fund only, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the New York Fund.</#>

  (9) <#>Make short sales of securities or maintain a short position, unless at all times when a short position is open the Trust, on behalf of the Fund, owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options).</#>

  (11) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder<#>, provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction</#>.

                                   EXHIBIT C

                              MANAGEMENT AGREEMENT
                         LANDMARK TAX FREE INCOME FUNDS
                     LANDMARK NATIONAL TAX FREE INCOME FUND

  MANAGEMENT AGREEMENT, dated as of            , 199 , by and between Landmark
Tax Free Income Funds, a Massachusetts business trust (the "Trust"), and Citibank, N.A., a national banking association ("Citibank" or the "Manager").

                              W I T N E S S E T H:

  WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the "1940 Act"), and

  WHEREAS, the Trust wishes to engage Citibank to provide certain investment advisory and administrative services for the series of the Trust designated as Landmark National Tax Free Income Fund (the "Fund"), and Citibank is willing to provide such investment advisory and administrative services for the Fund on the terms and conditions hereinafter set forth.

  NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

  1. DUTIES OF CITIBANK. (a) Citibank shall act as the Manager for the Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated as of May 27, 1986, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current Registration Statement of the Trust with respect to the Fund. The Manager shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Should the Board of Trustees of the Trust at any time, however, make any definite determination as to investment policy applicable to the Fund and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Fund's account with the brokers or dealers selected by it, and to that end the Manager is authorized as the agent of the Trust to give instructions to the custodian or any subcustodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of the Fund, the Manager may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. In providing the services and assuming the obligations set forth herein, the Manager may employ, at its own expense, or may request that the Trust employ at the Fund's expense, one or more subadvisers; PROVIDED that in each case the Manager shall supervise the activities of each subadviser. Any agreement between the Manager and a subadviser shall be subject to the renewal, termination and amendment provisions applicable to this Agreement. Any agreement between the Trust on behalf of the Fund and a subadviser may be terminated by the Manager at any time on not more than 60 days' nor less than 30 days' written notice to the Trust and the subadviser.

  (b) Subject to the direction and control of the Board of Trustees of the Trust, Citibank shall perform such administrative and management services as may from time to time be reasonably requested by the Trust, which shall include without limitation: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Trust and for performing the administrative and management functions herein set forth; (ii) supervising the overall administration of the Trust, including negotiation of contracts and fees with and the monitoring of performance and billings of the Trust's transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (iii) preparing and, if applicable, filing all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; (iv) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; and (v) arranging for maintenance of books and records of the Trust. Notwithstanding the foregoing, Citibank shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of beneficial interest in the Fund, nor shall Citibank be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian or shareholder servicing agent of the Trust or the Fund. In providing administrative and management services as set forth herein, Citibank may, at its own expense, employ one or more subadministrators; provided that Citibank shall remain fully responsible for the performance of all administrative and management duties set forth herein and shall supervise the activities of each subadministrator.

  2. ALLOCATION OF CHARGES AND EXPENSES. Citibank shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of the Fund all of its own expenses allocable to the Fund including, without limitation, organization costs of the Fund; compensation of Trustees who are not "affiliated persons" of Citibank; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, shareholder servicing agent, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interest and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing prospectuses, statements of additional information, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to existing shareholders of the Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund (including but not limited to the fees of independent pricing services); expenses of meetings of the Fund's shareholders; expenses relating to the registration and qualification of shares of the Fund; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Fund may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

  3. COMPENSATION OF CITIBANK. For the services to be rendered and the facilities to be provided by Citibank hereunder, the Trust shall pay to

Citibank from the assets of the Fund a management fee computed daily and paid monthly at an annual rate equal to 0.75% of the Fund's average daily net assets for the Fund's then-current fiscal year. If Citibank provides services hereunder for less than the whole of any period specified in this Section 3, the compensation to Citibank shall be accordingly adjusted and prorated.

  4. COVENANTS OF CITIBANK. Citibank agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act, will not take a long or short position in shares of beneficial interest in the Fund except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to the Fund relative to Citibank and its directors and officers.

  5. LIMITATION OF LIABILITY OF CITIBANK. Citibank shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 5, the term "Citibank" shall include directors, officers and employees of Citibank as well as Citibank itself.

  6. ACTIVITIES OF CITIBANK. The services of Citibank to the Fund are not to be deemed to be exclusive, Citibank being free to render investment advisory, administrative and/or other services to others. It is understood that Trustees, officers, and shareholders of the Trust are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and that directors, officers and employees of Citibank are or may become similarly interested in the Trust and that Citibank may be or may become interested in the Trust as a shareholder or otherwise.

  7. DURATION, TERMINATION AND AMENDMENTS OF THIS AGREEMENT. This Agreement shall become effective as of the day and year first above written, shall govern the relations between the parties hereto thereafter and shall remain in force until August 8, 1998, on which date it will terminate unless its continuance after August 8, 1998 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of Citibank at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund.

  This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by the "vote of a majority of the outstanding voting securities" of the Fund, or by Citibank, in each case on not more than

60 days' nor less than 30 days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment."

  This Agreement may be amended only if such amendment is approved by the "vote of a majority of the outstanding voting securities" of the Fund (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

  The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

  Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Fund; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Fund; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

  The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

  8. GOVERNING LAW. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

  9. USE OF NAME. The Trust hereby acknowledges that any and all rights in or to the name "Citi" which exist on the date of this Agreement or which may arise hereafter are, and under any and all circumstances shall continue to be, the sole property of Citibank; that Citibank may assign any or all of such rights to another party or parties without the consent of the Trust; and that Citibank may permit other parties, including other investment companies, to use the word "Citi" in their names. If Citibank, or its assignee as the case may be, ceases to serve as the adviser to and administrator of the Trust, the Trust hereby agrees to take promptly any and all actions which are necessary or desirable to change its name so as to delete the word "Citi."

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

LANDMARK TAX FREE                       CITIBANK, N.A.
  INCOME FUNDS

By: ------------------------------      By: ------------------------------

Title: -----------------------------    Title: -----------------------------

                              MANAGEMENT AGREEMENT
                         LANDMARK TAX FREE INCOME FUNDS
                     LANDMARK NEW YORK TAX FREE INCOME FUND

  MANAGEMENT AGREEMENT, dated as of            , 199 , by and between Landmark
Tax Free Income Funds, a Massachusetts business trust (the "Trust"), and Citibank, N.A., a national banking association ("Citibank" or the "Manager").

                              W I T N E S S E T H:

  WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the "1940 Act"), and

  WHEREAS, the Trust wishes to engage Citibank to provide certain investment advisory and administrative services for the series of the Trust designated as Landmark New York Tax Free Income Fund (the "Fund"), and Citibank is willing to provide such investment advisory and administrative services for the Fund on the terms and conditions hereinafter set forth.

  NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

  1. DUTIES OF CITIBANK. (a) Citibank shall act as the Manager for the Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated as of May 27, 1986, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current Registration Statement of the Trust with respect to the Fund. The Manager shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Should the Board of Trustees of the Trust at any time, however, make any definite determination as to investment policy applicable to the Fund and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the

Fund's account with the brokers or dealers selected by it, and to that end the Manager is authorized as the agent of the Trust to give instructions to the custodian or any subcustodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of the Fund, the Manager may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. In providing the services and assuming the obligations set forth herein, the Manager may employ, at its own expense, or may request that the Trust employ at the Fund's expense, one or more subadvisers; PROVIDED that in each case the Manager shall supervise the activities of each subadviser. Any agreement between the Manager and a subadviser shall be subject to the renewal, termination and amendment provisions applicable to this Agreement. Any agreement between the Trust on behalf of the Fund and a subadviser may be terminated by the Manager at any time on not more than 60 days' nor less than 30 days' written notice to the Trust and the subadviser.

  (b) Subject to the direction and control of the Board of Trustees of the Trust, Citibank shall perform such administrative and management services as may from time to time be reasonably requested by the Trust, which shall include without limitation: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Trust and for performing the administrative and management functions herein set forth; (ii) supervising the overall administration of the Trust, including negotiation of contracts and fees with and the monitoring of performance and billings of the Trust's transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (iii) preparing and, if applicable, filing all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; (iv) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; and (v) arranging for maintenance of books and records of the Trust. Notwithstanding the foregoing, Citibank shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of beneficial interest in the Fund, nor shall Citibank be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian or shareholder servicing agent of the Trust or the Fund. In providing administrative and management services as set forth herein, Citibank may, at its own expense, employ one or more subadministrators; provided that Citibank shall remain fully responsible for the performance of all administrative and management duties set forth herein and shall supervise the activities of each subadministrator.

  2. ALLOCATION OF CHARGES AND EXPENSES. Citibank shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of the Fund all of its own expenses allocable to the Fund including, without limitation, organization costs of the Fund; compensation of Trustees who are not "affiliated persons" of Citibank; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, shareholder servicing agent, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interest and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing prospectuses, statements of additional information, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to existing shareholders of the Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund (including but not limited to the fees of independent pricing services); expenses of meetings of the Fund's shareholders; expenses relating to the registration and qualification of shares of the Fund; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Fund may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

  3. COMPENSATION OF CITIBANK. For the services to be rendered and the facilities to be provided by Citibank hereunder, the Trust shall pay to Citibank from the assets of the Fund a management fee computed daily and paid monthly at an annual rate equal to 0.75% of the Fund's average daily net assets for the Fund's then-current fiscal year. If Citibank provides services hereunder for less than the whole of any period specified in this Section 3, the compensation to Citibank shall be accordingly adjusted and prorated.

  4. COVENANTS OF CITIBANK. Citibank agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act, will not take a long or short position in shares of beneficial interest in the Fund except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to the Fund relative to Citibank and its directors and officers.

  5. LIMITATION OF LIABILITY OF CITIBANK. Citibank shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 5, the term "Citibank" shall include directors, officers and employees of Citibank as well as Citibank itself.

  6. ACTIVITIES OF CITIBANK. The services of Citibank to the Fund are not to be deemed to be exclusive, Citibank being free to render investment advisory, administrative and/or other services to others. It is understood that Trustees, officers, and shareholders of the Trust are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and that directors, officers and employees of Citibank are or may become similarly interested in the Trust and that Citibank may be or may become interested in the Trust as a shareholder or otherwise.

  7. DURATION, TERMINATION AND AMENDMENTS OF THIS AGREEMENT. This Agreement shall become effective as of the day and year first above written, shall govern the relations between the parties hereto thereafter and shall remain in force until August 8, 1998, on which date it will terminate unless its continuance after August 8, 1998 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of Citibank at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund.

  This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by the "vote of a majority of the outstanding voting securities" of the Fund, or by Citibank, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment."

  This Agreement may be amended only if such amendment is approved by the "vote of a majority of the outstanding voting securities" of the Fund (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

  The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

  Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Fund; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Fund; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

  The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

  8. GOVERNING LAW. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

  9. USE OF NAME. The Trust hereby acknowledges that any and all rights in or to the name "Citi" which exist on the date of this Agreement or which may arise hereafter are, and under any and all circumstances shall continue to be, the sole property of Citibank; that Citibank may assign any or all of such rights to another party or parties without the consent of the Trust; and that Citibank may permit other parties, including other investment companies, to use the word "Citi" in their names. If Citibank, or its assignee as the case may be, ceases to serve as the adviser to and administrator of the Trust, the Trust hereby agrees to take promptly any and all actions which are necessary or desirable to change its name so as to delete the word "Citi."

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

LANDMARK TAX FREE                       CITIBANK, N.A.
  INCOME FUNDS

By: ------------------------------      By: ------------------------------

Title: -----------------------------    Title: -----------------------------

                                   EXHIBIT D


                OTHER INVESTMENT COMPANIES FOR WHICH CITIBANK IS
                      AN INVESTMENT ADVISER OR SUBADVISER



                                                       ANNUAL FEE
                                                   (AS A PERCENTAGE OF     ASSETS AS OF
NAME OF FUND                                       AVERAGE NET ASSETS)  DECEMBER 31, 1996
- -------------------------------------------------  -------------------  ------------------
Landmark Balanced Fund...........................           0.40%        $    230,382,490
Landmark Equity Fund.............................           0.50%        $    228,954,247
Landmark Small Cap Equity Fund...................           0.75%+       $     24,311,269
Landmark International Equity Fund...............           1.00%        $     32,588,644
Landmark Emerging Asian Markets Equity Fund......           1.00%+       $     10,584,818
Landmark U.S. Government Income Fund.............           0.35%+       $     26,744,380
Landmark Intermediate Income Fund................           0.35%+       $     43,918,612
CitiSelect Folio 200.............................           0.75%+       $    102,775,406
CitiSelect Folio 300.............................           0.75%+       $    195,428,322
CitiSelect Folio 400.............................           0.75%+       $    253,555,763
CitiSelect Folio 500.............................           0.75%+       $     85,072,307
CitiSelect VIP Folio 200.........................           0.75%+                   N/A*
CitiSelect VIP Folio 300.........................           0.75%+                   N/A*
CitiSelect VIP Folio 400.........................           0.75%+                   N/A*
CitiSelect VIP Folio 500.........................           0.75%+                   N/A*
Citi Small Cap Equity VIP Fund...................           0.75%+                   N/A*


- --------------------------


* Did not commence operations until February 10, 1997.



+ Certain contractual fee amounts have been voluntarily waived by Citibank.

                                   EXHIBIT E

                                  SERVICE PLAN

  SERVICE PLAN of Landmark Tax Free Income Funds, a Massachusetts business trust (the "Trust"), with respect to shares of beneficial interest ("Shares") of its series Landmark National Tax Free Income Fund, Landmark New York Tax Free Income Fund, and any other series of the Trust adopting this plan (the "Series").

  WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

  WHEREAS, the Trust's shares of beneficial interest are divided into separate series representing interests in separate funds of securities and other assets;

  WHEREAS, the Trust intends to distribute Shares in accordance with Rule 12b-1 under the 1940 Act, and wishes to adopt this Plan as a plan of distribution pursuant to Rule 12b-1;

  WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "Non-Interested Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Trust and the shareholders of the Series, have approved this Plan by votes cast at a meeting called for the purpose of voting hereon and on any agreements related hereto;

  NOW, THEREFORE, the Trust hereby adopts this Plan as a plan of distribution in accordance with Rule 12b-1 under the 1940 Act, with the terms of the Plan being as follows:

  1. DISTRIBUTION AND SERVICING ACTIVITIES. Subject to the supervision of the Trustees of the Trust, the Trust may:

    (a) engage, directly or indirectly, in any activities primarily intended to result in the sale of Shares of the Series, which activities may include, but are not limited to (i) payments to the Trust's Distributor for distribution services, (ii) payments to securities dealers, financial institutions (which may include banks) and others in respect of the sale of Shares of the Series,
  (iii) payments for advertising, marketing or other promotional activity, and
  (iv) payments for preparation, printing, and distribution of prospectuses and statements of additional information and reports of the

  Trust for recipients other than regulators and existing shareholders of the Trust; and

    (b) make payments, directly or indirectly, to the Trust's Distributor, securities dealers, financial institutions (which may include banks) and others for providing personal service and/or the maintenance of shareholder accounts.

  The Trust is authorized to engage in the activities listed above either directly or through other persons with which the Trust has entered into agreements related to this Plan.

  2. MAXIMUM EXPENDITURES. The expenditures to be made by the Trust pursuant to this Plan shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed an amount calculated at the rate of 0.25% per annum of the average daily net assets of each Series attributable to Shares of that Series. Payments pursuant to this Plan may be made directly by the Trust or to other persons with which the Trust has entered into agreements related to this Plan. For purposes of determining the fees payable under this Plan, the value of each Series' average daily net assets attributable to Shares shall be computed in the manner specified in the applicable Series' then-current prospectus and statement of additional information.

  3. TRUST'S EXPENSES. The Trust shall pay all expenses of its operations, including the following, and such expenses shall not constitute expenditures under this Plan: organization costs of each series; compensation of Trustees; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, shareholder servicing agent, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interest and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing prospectuses, statements of additional information, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to existing shareholders of the Series; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Series, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Series (including but not limited to the fees of independent pricing services); expenses of meetings of shareholders; expenses relating to the issuance, registration and qualification of shares; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

  4. TERM AND TERMINATION. (a) This Plan shall become effective as to a Series
on          , 199 , provided that the following have occurred: (i) approval by a vote of at least a majority of the outstanding voting securities (as defined in the 1940 Act) of Shares of the particular Series, and (ii) approval by a majority of the Trustees of the Trust and a majority of the Non-Interested Trustees cast in person at a meeting called for the purpose of voting on this Plan. Unless terminated as herein provided, this Plan shall continue until August 8, 1998, and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both the Trustees of the Trust and the Non-Interested Trustees, cast in person at a meeting called for the purpose of voting on such approval.

  (b) This Plan may be terminated at any time with respect to any Series by a vote of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of Shares of the applicable Series.

  5. AMENDMENTS. This Plan may not be amended to increase materially the maximum expenditures permitted by Section 2 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities, as defined in the 1940 Act, of Shares of the applicable Series, and no material amendment to this Plan shall be made unless approved in the manner provided for annual renewal of this Plan in Section 4(a) hereof.

  6. SELECTION AND NOMINATION OF TRUSTEES. While this Plan is in effect, the selection and nomination of the Non-Interested Trustees of the Trust shall be committed to the discretion of such Non-Interested Trustees.

  7. QUARTERLY REPORTS. The Treasurer of the Trust shall provide to the Trustees of the Trust and the Trustees shall review quarterly a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

  8. RECORDKEEPING. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 7 hereof, for a period of not less than six years from the date of this Plan. Any such related agreement or such reports for the first two years will be maintained in an easily accessible place.

  9. GOVERNING LAW. This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and the provisions of the 1940 Act.

PROXY CARD                                                            PROXY CARD


                     LANDMARK NATIONAL TAX FREE INCOME FUND
                     LANDMARK NEW YORK TAX FREE INCOME FUND

                         A PROXY FOR A SPECIAL MEETING
                  OF SHAREHOLDERS TO BE HELD OCTOBER 17, 1997


  The undersigned, revoking all Proxies heretofore given, hereby appoints each of John R. Elder, Linda T. Gibson, Christine A. Drapeau, Molly S. Mugler and Stephanie K. Flood, or any of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all shares in the above-referenced Landmark Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, October 17, 1997 at 3 p.m., Eastern Time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:


PROXY SOLICITED ON BEHALF OF THE FUNDS' BOARD OF TRUSTEES.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. The nominees for election as Trustees of the Landmark National Tax Free Income Fund

                          Mark T. Finn
                          Diana R. Harrington
                          Susan B. Kerley
                          C. Oscar Morong, Jr.


    ____  VOTE FOR all nominees listed above, except as indicated below.



    ____  VOTE WITHHELD  (To withhold your vote for a specific nominee write that nominee's name on the line below.)


                           --------------------------

The nominees for election as Trustees of the Landmark New York Tax Free Income Fund

                          Mark T. Finn
                          Diana R. Harrington
                          Susan B. Kerley
                          C. Oscar Morong, Jr.


    ____  VOTE FOR all nominees listed above, except as indicated below.



    ____  VOTE WITHHELD  (To withhold your vote for a specific nominee write that nominee's name on the line below.)


                           --------------------------

2. An amendment to the Declaration of Trust of the Fund to allow the assets of the Fund to be invested in one or more investment companies to the extent not prohibited by the 1940 Act.


    I vote my shares in Landmark National Tax Free Income Fund, if any:

    ____  FOR                     ____  AGAINST                    ____  ABSTAIN

    I vote my shares in Landmark New York Tax Free Income Fund, if any:
    ____  FOR                     ____  AGAINST                    ____  ABSTAIN


3. An amendment to the fundamental investment policies of the Fund to allow the assets of the Fund to be invested in one or more investment companies to the extent not prohibited by the 1940 Act.


    I vote my shares in Landmark National Tax Free Income Fund, if any:

    ____  FOR                     ____  AGAINST                    ____  ABSTAIN

    I vote my shares in Landmark New York Tax Free Income Fund, if any:

    ____  FOR                     ____  AGAINST                    ____  ABSTAIN


4. An amendment to the fundamental investment policies of the Fund concerning the Fund's ability to pledge its assets to support borrowings, purchase securities on margin, purchase and sell put and call options, make loans to other persons, make short sales of securities, buy or sell futures contracts and options on futures, and, in the case of Landmark New York Tax Free Income Fund, invest in restricted and certain other securities.


    I vote my shares in Landmark National Tax Free Income Fund, if any:

    ____  FOR                     ____  AGAINST                    ____  ABSTAIN

    I vote my shares in Landmark New York Tax Free Income Fund, if any:

    ____  FOR                     ____  AGAINST                    ____  ABSTAIN


5.   A Management Agreement for the Fund with Citibank, N.A.


    I vote my shares in Landmark National Tax Free Income Fund, if any:
    ____  FOR                     ____  AGAINST                    ____  ABSTAIN

    I vote my shares in Landmark New York Tax Free Income Fund, if any:

    ____  FOR                     ____  AGAINST                    ____  ABSTAIN

6.   A Service Plan for the Fund.


    I vote my shares in Landmark National Tax Free Income Fund, if any:
    ____  FOR                     ____  AGAINST                    ____  ABSTAIN

    I vote my shares in Landmark New York Tax Free Income Fund, if any:

    ____  FOR                     ____  AGAINST                    ____  ABSTAIN


7. The selection of Deloitte & Touche LLP as the independent certified public accountants for the Fund.


    I vote my shares in Landmark National Tax Free Income Fund, if any:

    ____  FOR                     ____  AGAINST                    ____  ABSTAIN

    I vote my shares in Landmark New York Tax Free Income Fund, if any:

    ____  FOR                     ____  AGAINST                    ____  ABSTAIN

    THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

    THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

    Date: __________________________  __________________________________________

                                      Signature

                                      __________________________________________

                                      Signature of joint owner, if any

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.